SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 8, 2006


                              HARBIN ELECTRIC, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                         000-51006              98-0403396
(State or other Jurisdiction of    (Commission File Number)  (IRS Employer No.)
 Identification Incorporation)

                  No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                     Harbin Kai Fa Qu, Harbin, 150060, China
                    (Address of Principal Executive Offices)

                                 86-451-86116757
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

     On February 8, 2006 Harbin Electric, Inc. (the "Company") issued a press release containing certain preliminary financial results for its fiscal year ended December 31, 2005. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such financial results are unaudited and are subject to adjustment.

     The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits.

      Exhibit No.   Description
      ----------    -----------

      99.1 Press release dated February 8, 2006 announcing Harbin Electric, Inc.'s financial results for its fiscal year ended December 31, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            Date:  February 8, 2006


                                            Harbin Electric, Inc.
                                            ---------------------
                                            (Registrant)


                                            By: /s/ Tianfu Yang
                                            ------------------------
                                            Tianfu Yang
                                            Chief Executive Officer











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
                                  EXHIBIT INDEX


Exhibit        Description                     Method of Filing
Number

 99.1         Press release dated February     Filed herewith as Exhibit 99.1
              8, 2006  announcing  Harbin
              Electric, Inc.'s financial
              results for its fiscal year
              ended December 31, 2005.


















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